Exhibit 99.2

FINANCIAL SUPPLEMENT

DECEMBER 31, 2005

Monster Worldwide is presenting historical financial information and other operating metrics to assist the investment community in evaluating our Company.  We suggest that the notes to this supplement are read in conjunction with the financial tables.  The financial information included in this supplement contains certain non-GAAP financial measures.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results.  The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure.  The Company intends to update the financial supplement on a quarterly basis.

1

Notes to Financial Supplement

Presentation

Sale of Directional Marketing division

On June 1, 2005, we completed the sale of our Directional Marketing business, and accordingly, we have restated our historical quarterly and annual information to reflect the disposition.  The historical results of Directional Marketing have been reclassified as discontinued operations for all periods presented.  The financial results from continuing operations reflect the remaining results of our two business segments: Monster and Advertising & Communications.

Reclassifications

The sale of our Directional Marketing business did not include Directional Marketing operations in the United Kingdom.  Our Advertising & Communications management will continue to manage that business, and accordingly, those results have been reclassified into our Advertising & Communications segment.

Segment Presentation

We have reclassified our historical segment information to present a Corporate operating segment, that captures certain direct costs and allocated expenses.  As a result, historical operating expenses, operating income and operating margins associated with our Monster and Advertising & Communications divisions have been restated to reflect this new presentation. Results under our new segment presentation are presented herein to assist investors with evaluating financial performance on a comparable basis.

(1) Non-GAAP financial measures

The information included in this financial supplement contains non-GAAP financial measures.  A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”).  These measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures reported by other companies.  We believe that our presentation of non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations.  Included in this financial supplement are non-GAAP measures of operating expenses, operating income, income from continuing operations and income taxes, which are adjusted from results based on GAAP to exclude business reorganization, spin-off and other special charges and the related tax effects, in our statements of operations.  In addition, we use these measures for reviewing our financial results and for budgeting and planning purposes.

We have excluded business reorganization and spin-off charges in the 2003 quarters as a means to evaluate period-to-period comparisons.  Additionally, we have reconciled all non-GAAP measures to the nearest GAAP measure for all relevant periods.

2

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. We consider OIBDA to be an important indicator of our operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which we believe is useful to management and investors in evaluating our operating performance.  OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Free cash flow is defined as cash flow from operating activities less capital expenditures.  Free cash flow is considered a liquidity measure and provides useful information about our ability to generate cash after investments in property and equipment.  Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.  Free cash flow does not reflect the total change in our cash position for the period and should not be considered a substitute for such a measure.

(2) Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business.  Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain.  In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business.  We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Annualized return on capital employed

Annualized return on capital employed indicates how efficiently our capital is being used to generate revenue.  We calculate annualized return on capital employed as follows:

Annualized operating income / (Total Assets – Current liabilities + Current portion of debt)

Annualized operating income uses historical operating income as originally reported as its basis, unadjusted for any operations discontinued subsequently.  Using annualized operating income, as historically reported, most effectively displays the results of our capital allocation decisions and its ability to generate a return on those decisions.

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity.  We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Marketable securities) / Total shares outstanding

3

Monster Worldwide, Inc.

Quarterly Statements of Operations - Non GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q4 2003(1)	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	12M 2004	12M 2005

Monster	$104,920	$122,162	$141,904	$157,679	$172,164	$189,534	$198,091	$206,834	$223,812	$593,909	$818,271
Advertising & Communications	37,279	39,048	39,424	40,940	42,810	42,519	40,888	42,454	42,785	162,222	168,646
Revenue	142,199	161,210	181,328	198,619	214,974	232,053	238,979	249,288	266,597	756,131	986,917

Salary and related	68,133	70,995	81,481	91,387	101,669	99,588	105,030	108,792	111,081	345,532	424,491
Office and general	26,100	28,684	30,230	32,734	34,299	37,144	37,641	36,646	37,818	125,947	149,249
Marketing and promotion	24,704	37,845	38,086	37,349	37,079	48,446	47,692	46,296	53,636	150,359	196,070
OIBDA (1)	23,262	23,686	31,531	37,149	41,927	46,875	48,616	57,554	64,062	134,293	217,107

Depreciation expense	6,012	6,257	6,731	6,903	5,893	6,884	6,947	7,079	7,352	25,784	28,262
Amortization of stock based compensation	498	474	872	737	639	968	534	540	693	2,722	2,735
Amortization of intangibles	426	605	1,241	3,069	2,329	2,354	2,274	2,206	2,859	7,244	9,693
Operating expenses	125,873	144,860	158,641	172,179	181,908	195,384	200,118	201,559	213,439	657,588	810,500

Operating income	16,326	16,350	22,687	26,440	33,066	36,669	38,861	47,729	53,158	98,543	176,417
Interest and other, net(2)	(179)	(286)	(429)	(227)	(68)	(67)	1,043	715	4,538	(1,010)	6,229
Income from cont. operations, pre-tax	16,147	16,064	22,258	26,213	32,998	36,602	39,904	48,444	57,696	97,533	182,646

Income taxes	4,709	5,335	7,428	8,532	11,343	13,068	13,967	16,955	20,196	32,638	64,186
Losses in equity interests	—	—	—	—	—	(209)	(367)	(641)	(2,180)	—	(3,397)
Income from continuing operations	11,438	10,729	14,830	17,681	21,655	23,325	25,570	30,848	35,320	64,895	115,063

Reorganization charges, net of tax	(28)	—	—	—	—	—	—	—	—	—	—
Income (loss) from disc. operations, net of tax	722	1,676	1,410	2,307	2,816	(2,755)	(5,994)	(27)	1,145	8,209	(7,631)

Net income	$12,132	$12,405	$16,240	$19,988	$24,471	$20,570	$19,576	$30,821	$36,465	$73,104	$107,432

Basic earnings per share:
Income from continuing operations	$0.10	$0.09	$0.13	$0.15	$0.18	$0.19	$0.21	$0.25	$0.28	$0.55	$0.94
Net income	$0.11	$0.11	$0.14	$0.17	$0.20	$0.17	$0.16	$0.25	$0.29	$0.62	$0.88

Diluted earnings per share:
Income from continuing operations	$0.10	$0.09	$0.12	$0.15	$0.18	$0.19	$0.21	$0.25	$0.28	$0.54	$0.92
Net income	$0.11	$0.11	$0.14	$0.17	$0.20	$0.17	$0.16	$0.25	$0.29	$0.61	$0.86

Weighted avg. shares outstanding:
Basic shares	112,838	115,533	117,431	118,584	119,373	120,655	121,049	122,128	124,348	117,738	122,055
Diluted shares	115,514	118,030	120,192	120,351	122,353	123,577	123,181	124,757	127,418	120,075	125,038

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

(2) - Interest and other, net includes a $2.1 million gain from the sale of a long-term investment in the fourth quarter of 2005.

Monster Worldwide, Inc.

Trailing Twelve Months Statistics - Statements of Operations - Non-GAAP

(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data
Summary P&L Information	Q1 2004(1)	Q2 2004(1)	Q3 2004(1)	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005

Monster	$431,490	$472,769	$526,665	$593,909	$661,281	$717,468	$766,623	$818,271
Advertising & Communications	145,533	150,624	156,691	162,222	165,693	167,157	168,671	168,646
Revenue	577,023	623,393	683,356	756,131	826,974	884,625	935,294	986,917

Salary and related	261,532	283,083	311,996	345,532	374,125	397,674	415,079	424,491
Office and general	108,920	111,786	117,748	125,947	134,407	141,818	145,730	149,249
Marketing and promotion	122,060	128,982	137,984	150,359	160,960	170,566	179,513	196,070
OIBDA(1)	84,511	99,542	115,628	134,293	157,482	174,567	194,972	217,107

Depreciation expense	22,018	24,716	25,903	25,784	26,411	26,627	26,803	28,262
Amortization of stock based compensation	2,798	2,712	2,581	2,722	3,216	2,878	2,681	2,735
Amortization of intangibles	1,933	2,736	5,341	7,244	8,993	10,026	9,163	9,693
Operating expenses	519,261	554,015	601,553	657,588	708,112	749,589	778,969	810,500

Operating income	57,762	69,378	81,803	98,543	118,862	135,036	156,325	176,417
Interest and other, net	(554)	(930)	(1,121)	(1,010)	(791)	681	1,623	6,229
Income from con. operations, pre-tax	57,208	68,448	80,682	97,533	118,071	135,717	157,948	182,646

Income taxes	19,016	22,104	26,004	32,638	40,371	46,910	55,333	64,186
Losses in equity interests	—	—	—	—	(209)	(576)	(1,217)	(3,397)
Income from continuing operations	38,192	46,344	54,678	64,895	77,491	88,231	101,398	115,063

Reorganization charges, net of tax	(182)	(28)	(28)	—	—	—	—	—
Income (loss) from disc. operations, net of tax	8,397	6,684	6,115	8,209	3,778	(3,626)	(5,960)	(7,631)

Net income	$46,407	$53,000	$60,765	$73,104	$81,269	$84,605	$95,438	$107,432

Basic earnings per share:
Income from continuing operations	$0.34	$0.40	$0.47	$0.55	$0.65	$0.74	$0.84	$0.94
Net income	$0.41	$0.46	$0.52	$0.62	$0.68	$0.71	$0.79	$0.88

Diluted earnings per share:
Income from continuing operations	$0.33	$0.40	$0.46	$0.54	$0.64	$0.72	$0.82	$0.92
Net income	$0.40	$0.45	$0.51	$0.61	$0.67	$0.69	$0.77	$0.86

Weighted average shares outstanding:
Basic shares	113,143	114,536	116,097	117,738	119,011	119,915	120,801	122,055
Diluted shares	115,607	117,246	118,522	120,075	121,618	122,366	123,467	125,038

(1) - Trailing twelve months statistics include non-GAAP results in certain periods.   See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Quarterly Statements of Cash Flows

(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q4 2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	12M 2004	12M 2005
Cash flows provided by (used for) operating activities:
Net income	$12,132	$12,405	$16,240	$19,988	$24,471	$20,570	$19,576	$30,821	$36,465	$73,104	$107,432
Adjustments to reconcile net income to cash provided by (used for) operating activities:
(Income) loss from discontinued operations, net of tax	(722)	(1,676)	(1,410)	(2,307)	(2,816)	2,755	5,994	27	(1,145)	(8,209)	7,631
Depreciation and amortization	6,438	6,862	7,972	9,972	8,222	9,238	9,221	9,285	10,211	33,028	37,955
Provision for doubtful accounts	(243)	938	1,363	1,156	1,853	2,314	2,065	3,597	1,616	5,310	9,592
Tax benefit on stock option exercises	569	438	1,167	83	5,637	581	3,259	4,874	17,773	7,325	26,487
Non cash compensation	498	474	872	737	639	1,447	534	540	214	2,722	2,735
Common stock issued for matching contribution to 401(k) plan and other	973	2,145	1,329	202	604	741	1,264	835	973	4,280	3,813
Deferred income taxes	(501)	8,887	6,381	3,799	4,017	8,853	756	1,625	5,274	23,084	16,508
Minority interests and other	(1,334)	93	239	62	958	(280)	793	915	2,196	1,352	3,624
Changes in assets and liabilities, net of business combinations:
Accounts Receivable	(16,177)	(17,489)	(13,808)	(29,334)	(20,663)	4,177	(4,081)	(7,463)	(71,768)	(81,294)	(79,135)
Prepaid and other	(15,342)	(172)	7,942	(51)	(12,926)	(3,060)	(19,054)	(1,359)	9,109	(5,207)	(14,364)
Deferred revenue	27,845	7,963	3,689	16,528	34,940	6,728	3,613	2,351	79,950	63,120	92,642
Accounts payable, accrued expenses and other liabilities	(2,276)	8,407	(4,617)	14,180	(3,353)	(2,018)	37,149	21,081	(29,919)	14,617	26,293
Net cash provided by (used for) operating activities of discontinued operations	21,519	(40,298)	(9,999)	7,091	2,509	(10,683)	(8,167)	(793)	—	(40,697)	(19,643)
Total adjustments	21,247	(23,428)	1,120	22,118	19,621	20,793	33,346	35,515	24,484	19,431	114,138
Net cash provided by (used for) operating activities	33,379	(11,023)	17,360	42,106	44,092	41,363	52,922	66,336	60,949	92,535	221,570

Cash flows provided by (used for) investing activities:
Capital expenditures	(2,934)	(2,927)	(6,111)	(4,788)	(2,777)	(7,935)	(7,618)	(8,543)	(15,711)	(16,603)	(39,807)
Purchase of marketable securities	—	—	—	—	—	—	—	—	(118,461)	—	(118,461)
Payments for acquisitions and intangible assets, net of cash acquired	(6,923)	(25,931)	(90,182)	(1,813)	(1,958)	(42,477)	(7,010)	(2,265)	(96,597)	(119,884)	(148,349)
Investment in unconsolidated affiliate	—	—	—	—	—	(50,137)	—	—	—	—	(50,137)
Sale of long-term investment	—	—	—	—	—	1,878	—	125	2,713	—	4,716
Net proceeds from sale of business	—	—	—	—	6,810	(432)	50,181	(658)	1,000	6,810	50,091
Net cash used for investing activities of discontinued operations	(4,384)	(4,916)	(2,579)	(1,375)	(764)	(698)	(12)	—	—	(9,634)	(710)
Net cash provided by (used for) investing activities	(14,241)	(33,774)	(98,872)	(7,976)	1,311	(99,801)	35,541	(11,341)	(227,056)	(139,311)	(302,657)

Cash flows provided by (used for) financing activities:
Net borrowings (repayments) under line of credit and capital lease obligations	(886)	(174)	(196)	(339)	(763)	(507)	(1,328)	(302)	323	(1,472)	(1,814)
Proceeds from the issuance of common stock	—	55,663	10	—	—	—	—	—	—	55,673	—
Cash received from the exercise of employee stock options	4,433	2,714	8,051	978	34,068	3,653	10,733	23,323	57,317	45,811	95,026
Repurchase of common stock	—	—	—	—	—	—	(1,398)	—	(7,906)	—	(9,304)
Net cash used for financing activities of discontinued operations	(32)	—	—	—	—	—	—	—	—	—	—
Net cash provided by (used for) financing activities	3,515	58,203	7,865	639	33,305	3,146	8,007	23,021	49,734	100,012	83,908

Effects of exchange rates on cash	1,487	227	(37)	239	2,191	(1,894)	(1,577)	(125)	(739)	2,620	(4,335)

Net increase (decrease) in cash and cash equivalents	24,140	13,633	(73,684)	35,008	80,899	(57,186)	94,893	77,891	(117,112)	55,856	(1,514)
Cash and cash equivalents, beginning of period	118,115	142,255	155,888	82,204	117,212	198,111	140,925	235,818	313,709	142,255	198,111
Cash and cash equivalents, end of period	$142,255	$155,888	$82,204	$117,212	$198,111	$140,925	$235,818	$313,709	$196,597	$198,111	$196,597

Free cash flow (1):
Net cash provided by (used for) operating activities	$33,379	$(11,023)	$17,360	$42,106	$44,092	$41,363	$52,922	$66,336	$60,949	$92,535	$221,570
Less: Capital expenditures	(2,934)	(2,927)	(6,111)	(4,788)	(2,777)	(7,935)	(7,618)	(8,543)	(15,711)	(16,603)	(39,807)
Free cash flow	$30,445	$(13,950)	$11,249	$37,318	$41,315	$33,428	$45,304	$57,793	$45,238	$75,932	$181,763

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands)

	Trended Quarterly Data
	Q4 2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005
ASSETS
Current assets:
Cash and cash equivalents	$142,255	$155,888	$82,204	$117,212	$198,111	$140,925	$235,818	$313,709	$196,597
Marketable securities	—	—	—	—	—	—	—	—	123,747
Accounts recievable, net	228,848	246,915	273,252	301,431	318,530	315,362	317,378	321,243	392,439
Prepaid and other	62,620	55,659	54,306	51,499	51,826	47,874	54,128	53,704	60,276
Current assets of discontinued operations	133,260	124,097	128,671	146,349	135,044	125,980	—	—	—
Total current assets	566,983	582,559	538,433	616,491	703,511	630,141	607,324	688,656	773,059

Property and equipment, net	76,136	73,039	84,530	82,482	81,415	82,689	83,352	84,542	93,352
Goodwill	372,486	389,608	564,261	558,564	607,753	615,832	592,752	589,981	679,008
Intangibles, net	12,023	27,738	43,332	54,452	56,985	52,177	48,198	50,674	56,670
Others assets	15,485	17,674	13,305	13,300	17,171	14,805	26,640	26,447	29,868
Investment in unconsolidated affiliate	—	—	—	—	—	49,927	49,351	48,935	46,758
Long-term assets of discontinued operations	79,166	82,801	83,760	83,702	76,778	76,231	—	—	—
Total assets	$1,122,279	$1,173,419	$1,327,621	$1,408,991	$1,543,613	$1,521,802	$1,407,617	$1,489,235	$1,678,715

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts Payable, accrued expenses and other	$239,536	$251,464	$276,947	$284,982	$286,465	$285,759	$307,909	$322,846	$320,701
Accrued business reorganization and spin-off costs	33,958	29,962	25,035	23,428	21,595	19,623	18,190	17,458	15,607
Deferred revenue	154,676	162,856	180,196	196,724	231,382	242,100	245,713	248,063	328,902
Current portion of long-term debt	2,623	10,814	22,492	22,833	29,262	31,980	26,572	29,903	31,378
Current liabilties of discontinued operations	209,202	158,464	151,562	175,040	162,039	140,965	—	—	—
Total current liabilities	639,995	613,560	656,232	703,007	730,743	720,427	598,384	618,270	696,588

Long-term debt, less current portion	2,029	9,287	34,311	34,196	33,975	14,653	14,363	14,805	15,678
Other long-term liabilities	11,695	13,942	15,404	17,238	23,259	30,234	36,156	37,578	46,774
Long-term liabilities of discontinued operations	368	336	223	118	122	205	—	—	—
Total liabilities	654,087	637,125	706,170	754,559	788,099	765,519	648,903	670,653	759,040

Stockholders’ equity:
Common stock and class B common stock	114	117	120	120	122	122	122	124	127
Additional paid-in capital	968,994	1,029,961	1,099,571	1,104,395	1,146,708	1,153,681	1,167,900	1,196,932	1,267,744
Accumulated other comprehensive income	58,928	53,655	55,760	64,369	98,027	71,804	40,267	39,740	35,515
Unamortized stock based compensation	—	—	(2,801)	(3,240)	(2,603)	(3,154)	(2,981)	(2,441)	(4,403)
Retained earnings (deficit)	(559,844)	(547,439)	(531,199)	(511,212)	(486,740)	(466,170)	(446,594)	(415,773)	(379,308)
Total stockholders’ equity	468,192	536,294	621,451	654,432	755,514	756,283	758,714	818,582	919,675

Total liabilities and stockholders’ equity	$1,122,279	$1,173,419	$1,327,621	$1,408,991	$1,543,613	$1,521,802	$1,407,617	$1,489,235	$1,678,715

Selected Financial Ratios(2):
• Annualized return on equity	10.8%	9.9%	11.2%	12.5%	13.9%	10.9%	10.3%	15.6%	16.8%
• Annualized return on capital employed (ROCE)	16.0%	13.9%	14.9%	17.4%	18.2%	15.9%	18.6%	21.2%	21.0%
• Book value per share	$4.14	$4.63	$5.24	$5.51	$6.27	$6.26	$6.24	$6.61	$7.33
• Cash and marketable securitites per share	$1.26	$1.35	$0.69	$0.99	$1.64	$1.17	$1.94	$2.54	$2.55

(2) - See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.

Segment and Geographic Information and Operating Metrics

(unaudited, in thousands, except as noted)

	Trended Quarterly Data									Year to Date Data
	Q4 2003(1)	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	12M 2004	12M 2005

Segment revenue by geographic region:
Monster North America	$90,605	$104,997	$115,894	$126,896	$135,252	$148,317	$152,212	$161,998	$168,628	$483,039	$631,155
Monster International	14,315	17,165	26,010	30,783	36,912	41,217	45,879	44,836	55,184	110,870	187,116
Monster revenue	$104,920	$122,162	$141,904	$157,679	$172,164	$189,534	$198,091	$206,834	$223,812	$593,909	$818,271

Advertising & Communications North America	$17,898	$17,495	$17,553	$19,292	$21,427	$19,762	$18,932	$21,540	$25,031	$75,767	$85,265
Advertising & Communications International	19,381	21,553	21,871	21,648	21,383	22,757	21,956	20,914	17,754	86,455	83,381
Advertising & Communications revenue	$37,279	$39,048	$39,424	$40,940	$42,810	$42,519	$40,888	$42,454	$42,785	$162,222	$168,646

Segment OIBDA by geographic region:
Monster North America	$30,823	$28,678	$34,165	$40,018	$49,405	$50,999	$55,332	$61,542	$63,440	$152,266	$231,313
Monster International	(904)	(1,142)	2,283	2,588	4,849	925	296	356	4,139	8,578	5,716
Monster OIBDA (1)	$29,919	$27,536	$36,448	$42,606	$54,254	$51,924	$55,628	$61,898	$67,579	$160,844	$237,029

Advertising & Communications North America	$2,018	$2,159	$2,242	$2,848	$2,361	$3,182	$1,632	$3,551	$7,861	$9,610	$16,226
Advertising & Communications International	1,598	741	1,014	553	(2,653)	774	670	2,574	1,094	(345)	5,112
Advertising & Communications OIBDA (1)	$3,616	$2,900	$3,256	$3,401	$(292)	$3,956	$2,302	$6,125	$8,955	$9,265	$21,338

Corporate expenses before depreciation and amortization	$(10,273)	$(6,750)	$(8,173)	$(8,858)	$(12,035)	$(9,005)	$(9,314)	$(10,469)	$(12,472)	$(35,816)	$(41,260)

Segment operating income (loss) by geographic region:(1)
Monster North America	$26,947	$24,728	$29,665	$34,998	$44,764	$46,042	$50,323	$56,646	$58,331	$134,155	$211,342
Monster International	(1,756)	(2,022)	863	(356)	3,328	(1,565)	(2,108)	(2,061)	891	1,813	(4,843)
Monster operating income	$25,191	$22,706	$30,528	$34,642	$48,092	$44,477	$48,215	$54,585	$59,222	$135,968	$206,499

Advertising & Communications North America	$577	$978	$1,018	$1,657	$1,240	$2,125	$537	$2,308	$6,838	$4,893	$11,808
Advertising & Communications International	1,115	190	460	(11)	(3,340)	314	226	2,139	625	(2,701)	3,304
Advertising & Communications operating income (loss)	$1,692	$1,168	$1,478	$1,646	$(2,100)	$2,439	$763	$4,447	$7,463	$2,192	$15,112

Corporate expenses	$(10,557)	$(7,524)	$(9,319)	$(9,848)	$(12,926)	$(10,247)	$(10,117)	$(11,303)	$(13,527)	$(39,617)	$(45,194)

Consolidated revenue by geographic region:
North America	$108,503	$122,492	$133,447	$146,188	$156,679	$168,079	$171,144	$183,538	$193,659	$558,806	$716,420
International	33,696	38,718	47,881	52,431	58,295	63,974	67,835	65,750	72,938	197,325	270,497
Consolidated revenue	$142,199	$161,210	$181,328	$198,619	$214,974	$232,053	$238,979	$249,288	$266,597	$756,131	$986,917

Consolidated OIBDA by geographic region:
North America	$32,841	$30,837	$36,407	$42,866	$51,766	$54,181	$56,964	$65,093	$71,301	$161,876	$247,539
International	694	(401)	3,297	3,141	2,196	1,699	966	2,930	5,233	8,233	10,828
Corporate	(10,273)	(6,750)	(8,173)	(8,858)	(12,035)	(9,005)	(9,314)	(10,469)	(12,472)	(35,816)	(41,260)
Consolidated OIBDA	$23,262	$23,686	$31,531	$37,149	$41,927	$46,875	$48,616	$57,554	$64,062	$134,293	$217,107

Consolidated operating income (loss) by geographic region:
North America	$27,524	$25,706	$30,683	$36,655	$46,004	$48,167	$50,860	$58,954	$65,169	$139,048	$223,150
International	(641)	(1,832)	1,323	(367)	(12)	(1,251)	(1,882)	78	1,516	(888)	(1,539)
Corporate	(10,557)	(7,524)	(9,319)	(9,848)	(12,926)	(10,247)	(10,117)	(11,303)	(13,527)	(39,617)	(45,194)
Consolidated operating income	$16,326	$16,350	$22,687	$26,440	$33,066	$36,669	$38,861	$47,729	$53,158	$98,543	$176,417

Operating Metrics:

Global employees (ones)	3,175	3,388	3,954	4,097	4,210	4,472	4,551	4,634	4,822	4,210	4,822
Annualized revenue per average employee	$181.3	$196.5	$197.6	$197.4	$207.0	$213.8	$211.9	$217.1	$225.5	$199.6	$217.1

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster North America operating margin	29.7%	23.6%	25.6%	27.6%	33.1%	31.0%	33.1%	35.0%	34.6%	27.8%	33.5%
Monster International operating margin	-12.3%	-11.8%	3.3%	-1.2%	9.0%	-3.8%	-4.6%	-4.6%	1.6%	1.6%	-2.6%
Monster operating margin	24.0%	18.6%	21.5%	22.0%	27.9%	23.5%	24.3%	26.4%	26.5%	22.9%	25.2%
Consolidated operating margin	11.5%	10.1%	12.5%	13.3%	15.4%	15.8%	16.3%	19.1%	19.9%	13.0%	17.9%
Consolidated OIBDA margin	16.4%	14.7%	17.4%	18.7%	19.5%	20.2%	20.3%	23.1%	24.0%	17.8%	22.0%

Monster Worldwide, Inc.

Quarterly Operations as a % of Revenue

(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q4 2003(1)	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	12M 2004	12M 2005

Monster	73.8%	75.8%	78.3%	79.4%	80.1%	81.7%	82.9%	83.0%	84.0%	78.5%	82.9%
Advertising & Communications	26.2%	24.2%	21.7%	20.6%	19.9%	18.3%	17.1%	17.0%	16.0%	21.5%	17.1%
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	47.9%	44.0%	44.9%	46.0%	47.3%	42.9%	43.9%	43.6%	41.7%	45.7%	43.0%
Office and general	18.4%	17.8%	16.7%	16.5%	16.0%	16.0%	15.8%	14.7%	14.2%	16.7%	15.1%
Marketing and promotion	17.4%	23.5%	21.0%	18.8%	17.2%	20.9%	20.0%	18.6%	20.1%	19.9%	19.9%
OIBDA (1)	16.4%	14.7%	17.4%	18.7%	19.5%	20.2%	20.3%	23.1%	24.0%	17.8%	22.0%

Depreciation expense	4.2%	3.9%	3.7%	3.5%	2.7%	3.0%	2.9%	2.8%	2.8%	3.4%	2.9%
Amortization of stock based compensation	0.4%	0.3%	0.5%	0.4%	0.3%	0.4%	0.2%	0.2%	0.3%	0.4%	0.3%
Amortization of intangibles	0.3%	0.4%	0.7%	1.5%	1.1%	1.0%	1.0%	0.9%	1.1%	1.0%	1.0%
Operating expenses	88.5%	89.9%	87.5%	86.7%	84.6%	84.2%	83.7%	80.9%	80.1%	87.0%	82.1%

Operating income	11.5%	10.1%	12.5%	13.3%	15.4%	15.8%	16.3%	19.1%	19.9%	13.0%	17.9%
Interest and other, net	-0.1%	-0.2%	-0.2%	-0.1%	0.0%	0.0%	0.4%	0.3%	1.7%	-0.1%	0.6%
Income from cont. operations, pre-tax	11.4%	10.0%	12.3%	13.2%	15.3%	15.8%	16.7%	19.4%	21.6%	12.9%	18.5%

Income taxes	3.3%	3.3%	4.1%	4.3%	5.3%	5.6%	5.8%	6.8%	7.6%	4.3%	6.5%
Losses in equity interests	0.0%	0.0%	0.0%	0.0%	0.0%	-0.1%	-0.2%	-0.3%	-0.8%	0.0%	-0.3%
Income from continuing operations	8.0%	6.7%	8.2%	8.9%	10.1%	10.1%	10.7%	12.4%	13.2%	8.6%	11.7%

Reorganization charges, net of tax	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Income (loss) from disc. operations, net of tax	0.5%	1.0%	0.8%	1.2%	1.3%	-1.2%	-2.5%	0.0%	0.4%	1.1%	-0.8%

Net income	8.5%	7.7%	9.0%	10.1%	11.4%	8.9%	8.2%	12.4%	13.7%	9.7%	10.9%

Monster Worldwide, Inc.

Quarterly Statements of Operations - Non-GAAP to GAAP Reconcilations

(unaudited, in thousands, except per share amounts)

	Non-GAAP to GAAP Reconciliations
		Add	Q4 2003
Summary P&L Information	Q4 2003(1)	Adjustments*	GAAP

Monster	$104,920	$—	$104,920
Advertising & Communications	37,279	—	37,279
Revenue	142,199	—	142,199

Salary and related	68,631	—	68,631
Office and general	25,602	—	25,602
Marketing and promotion	24,704	—	24,704
OIBDA(1)	23,262	—	23,262

Depreciation expense	6,012	—	6,012
Amortization of stock based compensation	498	—	498
Amortization of intangibles	426	—	426
Business reorganization and spin-off charges	—	28	28

Operating expenses	125,873	28	125,901

Operating income (loss)	16,326	(28)	16,298
Interest and other, net	(179)	—	(179)
Income (loss) from continuing operations, pre-tax	16,147	(28)	16,119

Income taxes	4,709	—	4,709
Losses in equity interests	—	—	—
Income (loss) from continuing operations	11,438	(28)	11,410

Business reorganization and spin-off charges, net of tax	(28)	28	—
Income (loss) from discontinued operations, net of tax	722	—	722

Net income (loss)	$12,132	$—	$12,132

Basic earnings (loss) per share:
Income from continuing operations	$0.10	$—	$0.10
Net income (loss)	$0.11	$—	$0.11

Diluted earnings (loss) per share:
Income from continuing operations	$0.10	$—	$0.10
Net income (loss)	$0.11	$—	$0.11

Weighted avg. shares outstanding:
Basic shares	112,838	112,838	112,838
Diluted shares	115,514	115,514	115,514

		Add	Q4 2003
Segment operating income (loss) by geographic region:	Q4 2003	Adjustments*	GAAP
Monster North America	$26,947	$32	$26,979
Monster International	(1,756)	14	(1,742)
Monster operating income	$25,191	$46	$25,237

Advertising & Communications North America	$577	$33	$610
Advertising & Communications International	1,115	3	1,118
Advertising & Communications operating income (loss)	$1,692	$36	$1,728

Corporate expenses	$(10,557)	$(110)	$(10,667)

Consolidated operating income (loss)	$16,326	$(28)	$16,298

(1) - See notes to financiall supplement for further explanation of non-GAAP measures.

* - Represents business reorganization and other special charges